SECURITIES AND EXHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 11, 2003


                       BestNet Communications Corporation
             (Exact Name of Registrant as Specified in its Charter)


           Nevada                      001-15482               86-1006416
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)


              5075 Cascade Rd. SE, Suite A. Grand Rapids, MI 49546
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (616) 977-9933

ITEM 5. OTHER EVENTS.

     BestNet Communications Corp. announces record fiscal 3rd Quarter 2003 results.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits:

          Exhibits                           Title
          --------                           -----
             99 Press release, issued by BestNet Communications Corporation Dated July 11, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BestNet Communications Corporation


                                        By: /s/ Robert A. Blanchard
                                            ------------------------------------
                                            Robert A. Blanchard
                                            Chief Executive Officer


                                        By: /s/ Paul H. Jachim
                                            ------------------------------------
                                            Paul H. Jachim
                                            Chief Financial Officer

Date: July 14, 2003